New World Investment Fund (SM)

Semi-Annual Report
For the Six Months Ended
December 31, 1995

Seeks a high level of total return over the long term by investing primarily in securities of Latin American issuers

Fellow Shareholders:

Latin American stock and bond markets weathered a volatile six months during the second half of 1995. Despite significant interim movements, New World Investment Fund posted a modest gain during this period, the first half of its fiscal 1996 year.

The fund gained 2.2% in the six months ended December 31, 1995, assuming reinvestment of the 59-cent capital gain distribution paid in December, thereby outpacing the two leading indexes which measure results in Latin America and emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index, the closest approximation of the fund's investment universe, had a return of -0.3% with dividends reinvested. The MSCI Emerging Markets Free Index, which gauges returns in 22 developing countries, returned -2.0%, also with dividends reinvested.

Other markets, notably the U.S. equity market, performed much better. Standard & Poor's 500 Composite Index gained 14.4% in the last six months of calendar 1995, and the MSCI EAFE(R) (Europe, Australasia, Far East) Index rose 8.6%. For many Latin American countries, 1995 was a time of economic turmoil that tested their resolve to continue moving toward market-oriented economies. Following the devaluation of the Mexican peso in December 1994, stock markets across Latin America fell sharply. Beginning with the second quarter, they recovered, only to lose ground again in the final quarter.

During the year, economic growth stagnated and unemployment grew rapidly. Despite these hardships, countries such as Brazil, Argentina and Mexico, which together account for approximately 70% of the fund's investments, did not slip back into protectionism or resort to massive government spending for short-term relief.

There were other hopeful signs of continuing commitment to economic reform throughout the region. Argentine Finance Minister Domingo
[Side Bar]

OUR TEN MOST SUCCESSFUL HOLDINGS
for the six months ended December 31, 1995

Banco Frances del Rio de la Plata (Argentina)   +71.70%

Telecomunicacoes Brasileiras (Brazil)         +39.35

Telecomunicacoes de Minas Gerais (Brazil)     +34.87

Tubos de Acero de Mexico (Mexico)             +34.59

Banco de Galicia y Buenos Aires (Argentina)   +33.26

Atlantic Tele-Network (United States)         +33.08

Kimberly-Clark de Mexico (Mexico)             +30.94

Companhia Cervejaria Brahma (Brazil)          +25.41

Astra Compania Argentina de Petroleo          +23.28

Telecomunicacoes de Sao Paulo-Telesp          +18.33



OUR TEN LEAST SUCCESSFUL HOLDINGS

for the six months ended December 31, 1995

CAP (Chile)                                   -31.33%

Invercap (Chile)                              -31.60

Cementos Diamante (Colombia)                  -32.69

Rhodia-Ster (Brazil)                          -36.36

Companhia Siderurgica Belgo Mineira           -36.69

Osa (Brazil)                                  -40.83

COFAP-Companhia Fabricadora de Pecas          -42.33

Corporacion Financiera del Valle              -43.28

Companhia Metalurgica Barbara (Brazil)        -57.92

Mesbla (Brazil)                               -79.43


Percent change reflects the increase or decrease in the market price of equity securities held for the entire period. The actual gain or loss on the fund's holdings in these securities may differ from these percentages as a result of purchases and sales during the period.
[End Side Bar]

Cavallo, the architect of Argentina's economic reforms, appears to be mending fences with Peronist Party legislators. This has reduced political pressure for the finance minister's removal and reassured foreign investors that Cavallo will stay in office. Argentina and Brazil also have continued their privatization programs. Mexico showed its resolve by raising sales taxes to pay its debts despite the weakened economy. This has helped dampen fears that Mexico would default on its debts.

The nations of Latin America, and the fund itself, also benefited as U.S. interest rates fell. For countries that sell bonds collateralized by U.S. Treasury bonds, lower U.S. interest rates provided a direct benefit in the form of lower borrowing costs.

The fund took advantage of falling rates and increased the fixed-income portion of its portfolio to 9.9% at the end of the calendar year from 5.7% at the end of June. This shift toward bonds contributed to the gains the fund made in the period.

As the first half of our fiscal year ended, there were some hopeful signs that the worst of the economic downturn was over. Mexico announced it finished the calendar year with a small budget surplus. Additionally, Mexico generated an $8 billion trade surplus after an $18 billion deficit in 1994, and has also made scheduled payments on the $20 billion it borrowed from the U.S. following the peso's devaluation.
At the end of the half-year, equity investment in Mexico represented 25.9% of the portfolio's assets, up slightly from 22.9% on June 30. We continued our investments in Mexican companies that have shown an ability to manage during past crises. These companies, which include Grupo Carso, Kimberly-Clark de Mexico, Grupo Televisa and CEMEX, have emerged from past crises stronger and more profitable.

We continue to maintain our largest equity holdings in Brazil, now representing 30.7% of the fund's portfolio compared with 29.7% on June 30. We believe that the Real plan, the anti-inflation policy initiated by Brazilian President Fernando Henrique Cardoso, has survived its first major test. The country can now look forward to lower inflation. With the Cardoso administration pressing ahead with plans to privatize electric distribution and mining, we have concentrated our holdings in utility stocks.

The portion of the fund's equity assets invested in Argentina was stable, ending the
[Side Bar]

        How the Fund's Invested Position Has Changed

                                               Market Value
                                               of Holdings
                  Percent of Net Assets        12/31/95

                    12/31/93       12/31/94      12/31/95       (in thousands)



Argentina           5.21%          14.20%        14.26%         $33,207

Brazil              36.38          34.99         32.65          76,002

Chile               10.62          10.52         5.54           12,892

Colombia            1.51           2.42          1.61           3,738

Ecuador             -              .77           1.73           4,013

Mexico              40.38          27.71         27.12          63,151

Panama              -              .17           1.63           3,796

Peru                .34            3.01          4.54           10,586

Philippines         .78            .69           .84            1,960

Portugal            .23            .39           .41            960

U.S.                .17            .11           .17            397

Uruguay             -              .58           .73            1,696

Venezuela           .34            .49           .31            725



Other               2.01           .60           .29            680



Cash &  Equivalents   2.03           3.35          8.17           19,028



Total               100.00%        100.00%       100.00%        $232,831


[End Side Bar]

six months at 12.3% of assets compared with 12.5% at the end of the last fiscal year. The Argentine market was the only major Latin American market to register a gain in 1995 and rallied strongly in the final three months. We took advantage of the rally to sell some stocks and bonds.

The fund's investment in Chile dropped somewhat in the latest six months, going from 10.7% of the portfolio on June 30 to 5.5% at the end of the calendar year. The high prices of most Chilean stocks make it difficult to find compelling investment values there. The positions of Colombia and Peru in the fund's portfolio changed little in the six months.

Some of the smaller markets in the region, such as Ecuador and Panama, may offer good opportunities in the future. For now, their equity markets are small and do not offer a wide variety of investment choices. However, we have added to our holdings in Brady bonds, which we believe offer equity-like returns from these countries.

This has been an important period for the fund. In December, following a liquidation request from one of the fund's largest shareholders, the Board of Trustees approved merging the fund's assets into the Emerging Markets Growth Fund. If New World Investment Fund shareholders approve the merger, all shareholders should receive shares of Emerging Markets Growth Fund in the spring. We will keep you informed as the merger progresses.

We look forward to reporting to you again soon.

Sincerely,

Nancy Englander
Chairman of the Board

David Fisher
President

February 9, 1996

All market indexes cited are unmanaged. Source (except for S&P 500): Morgan Stanley Capital International Perspective.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1995: Since inception on 5/26/89: +307.48%, or +23.72% a year; 5 years: +212.16%, or +25.57% a year;
12 months: -14.21%.

The figures in this report reflect past results. Share price and return will vary, so you may lose money by investing in the fund. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity or person.

NEW WORLD INVESTMENT FUND



Investment Portfolio - December 31, 1995 (Unaudited)




                                           Equity-Type Securities

                                        ------------------------------------


INDUSTRY DIVERSIFICATION                Common            Preferred Stocks   Convertible     Bonds        Percent of Net Assets
                                        Stocks                                 Bonds

-----------------------------------     ---------------------------------------------------------     __________________________


Telecommunications                      10.10%            10.75%          -               0.25%       21.10%

Building Materials & Components          7.35              1.05            1.09%           -            9.49

Utilities: Electric & Gas                5.52              3.05            -               0.43         8.79

Banking                                  4.14              0.84            1.77            -            6.75

Beverages & Tobacco                      2.90              1.38            -               -            4.28

Metals: Steel                            1.98              1.57            0.10            0.43         4.08

Appliances & Household Durables           .24              3.52            -               -            3.76

Other Industries                        18.43              6.10            -               9.05         33.58

                                    -------------     -----------     -----------     ---------    -----------

                                        50.66%            28.26%          2.96%           9.95%        91.83

                                        ======            ======          =====           =====

Short-Term Securities                                                                                   8.06

Excess of cash and receivables over                                                                     0.11
liabilities                                                                                       -----------

Net Assets                                                                                            100.00%

                                                                                                      =======


*******

NEW WORLD INVESTMENT FUND




TEN LARGEST EQUITY HOLDINGS              Percent of Net Assets          Market Value of Holdings
                                                                        12/31/95 (in thousands)

-------------------------------------------------------------------------------------


Telecomunicacoes Brasileiras             9.08%                          $21,149

Telefonos de Mexico                      4.09                           9,516

CEMEX                                    3.96                           9,230

Brasmoter                                3.52                           8,198

Telefonica de Argentina                  2.96                           6,901

Panamerican Beverage                     2.81                           6,531

Kimberly-Clark de Mexico                 2.22                           5,171

Apasco                                   2.15                           5,003

Cifra                                    2.09                           4,871

Grupo Financiero Banamex Accival         2.08                           4,853

                                         -----                          -------

                                         34.96%                         $81,423

                                         =====                          =======


NEW WORLD INVESTMENT FUND
Investment Portfolio - December 31, 1995

EQUITY-TYPE SECURITIES                                              Number of Shares        Market Value   Percent of
(common and preferred stocks and convertible debentures)            or Principal Amount     (000)        Net Assets

-----------------------------------------------------------         ------------------      -------      ----------------

Argentina - 12.34%

Astra Compania Argentina de Petroleo SA                             1,386,000               $2,564       1.10%

Banco de Galicia y Buenos Aires SA, Class B

(American Depositary Receipts)                                      4,956                   102

Banco de Galicia y Buenos Aires SA                                                                       .88

7.00% convertible bond August 1, 2002                               $2,100,000              1,942

Banco del Sud, Class B                                              116,950                 871          .37

Banco Frances del Rio de la Plata SA

(American Depositary Receipts)                                      135,700                 3,647        1.57

BI SA (acquired 10/31/94, cost: $3,000,000)(1)                      3,000,000               3,000        1.29

Hidroneuquen SA

(acquired 11/12/93, cost: $2,437,000) (1) (2)                       2,436,763               2,437        1.05

IRSA Inversiones y Representaciones SA

(Global Depositary Receipts)                                        33,179                  846          .36

Molinos Rio de la Plata, Class B                                    29,482                  242          .10

Nortel Inversora SA, Class A, preferred (American

Depository Receipts)(acquired 11/24/92, cost: $1,503,000) (1)       211,560                 2,272        .98

Siderca SA Industrial y Comercial                                   1,496,888               1,452        .62

Sociedad Comercial del Plata SA                                     133,000                 352

Sociedad Comercial del Plata SA (American Depositary                                                     .23

Receipts) (acquired 4/28/95, cost: $147,000) (1)(2)                 6,700                   178

Telecom Argentina STET-France Telecom SA, Class B                   295,500                 1,395

Telecom Argentina STET-France Telecom SA, Class B                                                        .83

(American Depositary Shares)                                        11,000                  524

Telefonica de Argentina SA, Class B                                 910,000                 2,457

Telefonica de Argentina SA, Class B                                                                      2.96

(American Depositary Shares)                                        163,100                 4,444

                                                                                            ------       -----

                                                                                            28,725       12.34

                                                                                            ------       -----

Brazil - 30.66%

Banco Bradesco SA, preferred nominative                             30,395,253              266

Banco Bradesco SA, preferred nominative                                                                  .11

rights, expire January 31, 1996 (2)                                 710,702                 1

Brasmotor SA, preferred nominative                                  41,276,787              8,198        3.52

Centrais Eletricas Brasileiras SA, Class B,

preferred nominative(American Depositary Receipts)                  59,799                  807

Centrais Eletricas Brasileiras SA, ordinary nominative              1,632,000               442

Centrais Eletricas Brasileiras SA, ordinary nominative                                                   .93

(American Depositary Receipts)                                      67,219                  907

CESP-Companhia Energetica de Sao Paulo,

preferred nominative(American Depositary Receipts) (2)              239,678                 1,977

CESP-Companhia Energetica de Sao Paulo,

CESP-Companhia Energetica de Sao Paulo,

preferred nominative(American Depositary Receipts)                                                       1.03

(acquired 8/30/94, cost: $711,000) (1) (2)                          42,112                  347

CESP-Companhia Energetica de Sao Paulo,

ordinary nominative (2)                                             3,000,000               68

COFAP-Companhia Fabricadora de Pecas,

preferred noiminative                                               99,019                  489          .21

Companhia Cervejaria Brahma, preferred nominative                   7,810,421               3,215        1.38

Companhia Cimento Portland Itau, preferred nominative               9,555,000               2,281        .98

COTEMINAS-Companhia de Tecidos Norte de Minas-COTEMINAS

preferred nominative                                                5,835,000               1,952        .84

Companhia Energetica de Minas Gerais-CEMIG,

preferred nominative(American Depositary Receipts) (2)              117,586                 2,572

Companhia Energetica de Minas Gerais-CEMIG,

preferred nominative(American Depositary Receipts)                                                       1.70

(acquired 9/22/94, cost: $1,616,000) (1) (2)                        63,583                  1,391

Companhia Metalurgica Barbara, preferred nominative (2)             558,795,763             161          .07

Companhia Siderurgica Belgo-Mineira,

preferred nominative                                                11,881,518              666          .29

Companhia Vale do Rio Doce, preferred nominative

(American Depositary Receipts)                                      73,066                  2,977        1.28

Dixie-TOGA, preferred nominative, receipts (2)                      1,390,000               1,216        .52

GP Capital Partners, LP

(acquired 1/28/94, cost: $3,000,000) (1) (2) (3)                    3,000                   3,000        1.29

Industrias Klabin de Papel e Celulose SA,

preferred nominative(American Depositary Receipts)                  202,885                 1,750        .75

Lojas Americanas SA, preferred nominative                           51,798,049              1,215

Lojas Americanas SA, ordinary nominative                            19,233,600              420

Lojas Americanas SA, preferred nominative,                                                               .86

warrants, expire May 3, 1996 (2)                                    531,552                 366

Lojas Arapua, preferred nominative (Global Depositary

Receipts) (2)                                                       104,000                 780          .34

Mecanica Pesada, preferred nominative                               190,000                 782

Mecanica Pesada, ordinary nominative                                70,000                  490          .55

Mesbla SA, preferred nominative (2)                                 32,349,795              401          .17

Osa, preferred nominative                                           90,000,000              695          .30

Petrobras Distribuidora SA-BR, preferred nominative                 111,542,000             2,985        1.28

Rhodia-Ster SA (Global Depositary Receipts)                         113,100                 990          .43

Sadia Concordia SA Industria e Comercio,

preferred nominative                                                1,163,000               862          .37

Telecomunicacoes Brasileiras SA, preferred nominative               552,090                 27

Telecomunicacoes Brasileiras SA, preferred nominative                                                    9.08

(American Depositary Receipts)                                      445,837                 21,122

Telecomunicacoes de Minas Gerais SA,ordinary nominative             4,748,000               244          .10

Telecomunicacoes de Sao Paulo SA-Telesp,

preferred nominative                                                26,497,114              3,899

Telecomunicacoes de Sao Paulo SA-Telesp,                                                                 1.83

ordinary nominative                                                 2,554,000               369

Vidrararia Santa Marina, ordinary nominative                        308,700                 1,048        .45

                                                                                            ------       -----

                                                                                            71,378       30.66

                                                                                            ------        -----

Chile - 5.54%

Banmedica SA                                                        2,362,500               $879         .38%

CAP SA                                                              247,599                 1,070        .46

Chilgener SA (American Depositary Receipts)                         38,778                  969          .42

Compania Tecno Industrial SA                                        9,720,000               563          .24

Empresa Nacional de Electricidad SA

(American Depositary Receipts)                                      135,409                 3,081        1.32

Enersis Spon (American Depositary Receipts)                         143,000                 4,075        1.75

Forestal Terranova                                                  247,599                 351          .15

Invercap SA                                                         360,599                 542          .23

Sociedad Quimica y Minera de Chile SA, Class A                      286,600                 1,362        .59

                                                                                            ------       ----

                                                                                            12,892       5.54

                                                                                            ------       ----

Colombia - 1.36%

Banco de Colombia SA (Global Depositary Receipts)                   65,000                  325

Banco de Colombia SA 5.20% convertible bond                                                              .69

February 1, 1999(acquired 1/27/94, cost: $1,975,000) (1)            $1,700,000              1,275

Cementos Diamante, SA                                               68,970                  320          .14

Cementos Paz del Rio (American Depositary Receipts)

(acquired 9/21/94, cost: $1,498,000) (1) (2)                        86,000                  1,247        .53

Corporacion Financiera del Valle SA, Class B (American

Depositary Receipts) (acquired 2/4/93, cost $0) (1)                 18                      -            -

                                                                                            ------       -----

                                                                                            3,167        1.36

                                                                                            ------       -----



La Cemento Nacional CA (Global Depositary Receipts)                 9,824                   1,670        .72

                                                                                            ------       -----

Mexico - 25.90%

Apasco, SA de CV                                                    1,215,976               5,003        2.15

Bufete Industrial, SA, ordinary participation certificates

(American Depositary Receipts) (2)                                  105,000                 1,575        .68

CEMEX, SA, Class A                                                  67,500                  224

CEMEX, SA, Class B                                                  1,003,100               3,657

CEMEX, SA, Class B, 4.25% convertible bond,                                                              3.96

November 1, 1997(aquired 9/28/94, cost: $3,016,000) (1)             $3,000,000              2,535

CEMEX, SA, ordinary participation certificates                      847,552                 2,814

Cifra, SA de CV, Class B                                            3,028,930               3,163

Cifra, SA de CV, Class C                                            1,682,142               1,708        2.09

Corporacion Geo, SA de CV, Class B

(acquired 8/29/95, cost: $1,245,000) (1)                            350,300                 1,035        .44

Embotelladores del Valle de Anahuac, SA de CV, Class B              243,100                 222          .10

Grupo Carso, SA de CV, Class A1                                     589,900                 3,195        1.37

Grupo Casa Autrey, SA de CV

(American Depositary Receipts)                                      24,500                  328          .14

Grupo Financiero Banamex Accival, SA de CV, Class B                 2,268,300               3,816

Grupo Financiero Banamex Accival, SA de CV, Class L                 590,360                 881

Grupo Financiero Banamex Accival, SA de CV,                                                              2.08

7.00% convertible debentures December 15, 1999                      $194,000                156

Grupo Financerio Bancomer, SA de CV, Class L

57.46% convertible debentures May 16, 2002 (4)                      MXP5,750,000            $756         .32%

Grupo Financiero Banorte, SA de CV, Class B                         1,222,094               1,143        .49

Grupo Televisa, SA, ordinary participation certificates             106,000                 1,256

Grupo Televisa, SA, ordinary participation certificates                                                  1.23

(American Depositary Receipts)                                      71,000                  1,598

Internacional de Ceramica, SA de CV, Class B (2)                    55,200                  68

Internacional de Ceramica, SA de CV                                                                      .43

(American Depositary Receipts) (2)                                  170,400                 937

Kimberly-Clark de Mexico, SA de CV, Class A                         275,000                 4,168

Kimberly-Clark de Mexico, SA de CV, Class B                         70,000                  1,003        2.22

Panamerican Beverages, Inc., Class A                                204,100                 6,531        2.81

Sigma Alimentos, SA de CV, Class B                                  110,000                 702          .30

Telefonos de Mexico, SA de CV, Class A                              1,650,000               2,664

Telefonos de Mexico, SA de CV, Class L                              2,475,000               3,983

Telefonos de Mexico, SA de CV, Class L                                                                   4.09

(American Depositary Receipts)                                      90,000                  2,869

Tubos de Acero de Mexico, SA (2)                                    151,000                 1,107

Tubos de Acero de Mexico, SA

(American Depositary Receipts) (2)                                  141,200                 989

Tubos de Acero de Mexico, SA                                                                             1.00

7.50% convertible Eurobond, June 12, 1997                           $250,000                226

                                                                                            ------       ------

                                                                                            60,312       25.90

                                                                                            ------       ------

Peru - 2.61%

Cemento Norte Pacasmayo SA, Class C                                 234,952                 449          .19

Credicorp Ltd. (2)                                                  275,920                 4,760        2.04

Ontario-Quinta AVV (acquired 8/15/94, cost: $900,000) (1)           877,083                 877          .38

                                                                                            ------       -----

                                                                                            6,086        2.61

                                                                                            ------       -----

Philippines - 0.84%

Ayala Land, Inc., Class B                                           843,750                 1,030        .44

Philippine Long Distance Telephone Co. (Global Depositary

Receipts)                                                           30,000                  930          .40

                                                                                            ------       -----

                                                                                            1,960        .84

                                                                                            ------       -----



Portugal - 0.41%

Portugal Telecom, SA (American Depository Receipts)                 50,500                  960          .41

                                                                                            ------       -----





United States - 0.17%

Atlantic Tele-Network, Inc. (2)                                     36,700                  397          .17

                                                                                            ------       -----



Uruguay - 0.73%

Banco Comercial Portugues, SA (Global Depositary Receipts)

Receipts)                                                           115,000                 1,696        .73

                                                                                            ------       -----



Venezuela - 0.31%

Compania de Inmuebles y Valores Caracas (2)                         20,494,000              -            -

Fabrica Nacional de Cementos SACA                                   4,098,800               $301         .13%

Venezolana de Cementos, SACA, Class A                               193,800                 238

Venezolana de Cementos, SACA, Class B                               173,094                 186          .18

                                                                                            ------       -----

                                                                                            725          .31

                                                                                            ------       -----



Miscellaneous - 0.29%

Stocks in initial period of acquisition                             2,439,000               680          .29



                                                                                            ------       ------

TOTAL EQUITY-TYPE SECURITIES(cost: $150,632,000)                                            190,648      81.88

                                                                                            ------       ------

                                                                    Principal Amount
                                                                    (000)

BONDS AND NOTES

-----------------------------------------------------------         ------------------      -------      -----------------

Argentina - 1.92%

Republic of Argentina Bocon PIK 4.57% April 1, 2001 (4)             ARP750                  408          .18

Republic of Argentina Eurobond Series L 6.8125%

March 31, 2005 (4)                                                  $3,000                  2,138        .92

Republic of Argentina Par Eurobond Series L 5.00%

March 31, 2003 (4)                                                  2,500                   1,431        .60

Bridas Corporation SR 12.50% November 15, 1999                      250                     250          .11

Central Puerto SA 10.75% Eurobond November 2, 1997                  250                     255          .11

                                                                                            ------       ----

                                                                                            4,482        1.92

                                                                                            ------       ----

Brazil - 1.99%

Abril SA 12.00% October 25, 2003

(acquired 10/17/95, cost: $250,000) (1)                             250                     252          .11

Federal Republic of Brazil Capitalization Bond PIK 8.00%

April 15, 2014                                                      2,918                   1,667        .72

Federal Republic of Brazil Debt Conversion Bond Series L

6.875% April 15, 2012 (4)                                           3,250                   1,865        .80

Republic of Minas Gerais Series A 7.875%

Feburary 10, 1999                                                   1,000                   840          .36

                                                                                            ------       ------

                                                                                            4,624        1.99

                                                                                            ------       ------







Colombia - 0.25%

Comunicacion Celular SA 0%/13.125% November 15, 2003

(acquired 11/17/95, cost: $548,000) (1)(5)                          1,000                   571          .25

                                                                                            ------       ------





Ecuador - 1.01%

Republic of Ecuador Discount Bonds 6.8125%

February 28, 2025 (4)                                               1,750                   888          .38

Republic of Ecuador Past Due Interest Bonds 6.8125%

February 28, 2015 (4)                                               4,341                   1,455        .63

                                                                                            ------       ------

                                                                                            2,343        1.01

                                                                                            ------       ------







Mexico - 1.22%

Banco Nacional de Comercio Exterior International Finance

7.25% February 02, 2004                                             $500                    $387         .17%

Ispat Mexicana, SA de CV 10.375%

Senior Notes due March 15, 2001                                     250                     229          .10

MC-Cuernavaca Toll Road Trust 9.25% July 25, 2001

(acquired 05/15/95, cost: $576,000) (1)                             763                     522          .22

Tubos de Acero de Mexico 13.75% December 8, 1999

(acquired 11/23/94, cost: $990,000) (1)                             1,000                   1,013        .43

United Mexican States Discount Bond Series A 6.766%

December 31, 2019 (4)                                               250                     180

United Mexican States Discount Bond Series B 6.766%                                                      .16

December 31, 2019 (4)                                               250                     180

United Mexican States Eurobond Series B 6.25%

December 31, 2019                                                   500                     328          .14

                                                                                            ------       -----

                                                                                            2,839        1.22

                                                                                            ------       -----



Panama - 1.63%

Republic of Panama/Agent-Bank of America NTSA/

Loan Participation Agreements (Participation-

Citibank, NA) (2)(4)(6)(7)                                          6,918                   2,916        1.25

Republic of Panama/Agent-Bank of America NTSA/

Loan Participation Agreements(Participation-Morgan

Guaranty Trust, NA) (2)(4)(6)(7)                                    425                     180          .08

Republic of Panama/Agent-Lloyds Bank International

Limited/Loan Participation Agreements

(Participation-Chase Manhattan Bank, NA) (2)(4)(6)(7)               875                     360          .15

Republic of Panama Interest Reduction Bond

3.50% December 29, 2049  (2)(4)(6)(7)                               750                     340          .15

                                                                                            ------       ------

                                                                                            3,796        1.63

                                                                                            ------       ------



Peru - 1.93%

Republic of Peru/Agent-Bankers Trust Company/

Loan Participation Agreements (Participation-

Citibank, N.A.) (2)(4)(6)(7)                                        975                     342          .15

Republic of Peru/Agent-Citibank, N.A./Loan Participation

Agreements (Participation-Citibank, N.A.) (2)(4)(6)(7)              2,583                   900          .38

Republic of Peru/Agent-Citibank, N.A./Loan Participation

Agreements (Participation-Morgan Guaranty Trust) (2)(4)(6)(7)       2,661                   936          .40

Republic of Peru/Agent-Citibank, N.A./Loan Participation

Agreements (Participation-Salomon Brothers Inc.) (2)(4)(6)(7)       1,851                   648          .28

Republic of Peru/Agent-Wells Fargo Bank/Loan Participation

Agreements (Participation-Citibank, N.A.) (2)(4)(6)(7)              820                     288          .12

Republic of Peru/Agent-Wells Fargo Bank/Loan Participation

Agreements (Participation-Morgan Guaranty Trust) (2)(4)(6)(7)       3,407                   1,206        .52

Republic of Peru/Agent-Wells Fargo Bank, N.A./Loan

Participation Agreements (Participation-

J.P. Morgan) (2)(4)(6)(7)                                           506                     180          .08

                                                                                            ------       -----

                                                                                            4,500        1.93

                                                                                            ------       -----

TOTAL BONDS AND NOTES(cost: $19,948,000)                                                    23,155       9.95

                                                                                            ------       -----

SHORT-TERM SECURITIES



Corporate Short-Term Notes - 0.62%

Deutsche Bank Financial Inc. 5.76% due 01/05/96                     4,700                   4,696        2.02

British Gas Capital Inc. 5.72% due 01/08/96                         6,600                   6,591        2.83

Glaxo Wellcome PLC 5.58% due 03/11/96                               1,000                   989          .42

                                                                                            ------       -----

                                                                                            12,276       5.27

                                                                                            ------       -----



Non-U.S. Government Short-Term Obligations - 0.29%

Certificados De La Tesoreria due 01/18/96                           MXP125                  160          .07

Hidroelectrica Piedra Del Aguila, S.A. 15.00% due 11/27/96

(acquired 12/27/95, cost: $498,000) (1)                             $500                    500          .22

                                                                                            ------       -----

                                                                                            660          .29



Non-U.S. Corporation Short-Term Obligations - 0.04%

Mesbla SA, Series 2, 13.25% due 11/1/96                             R$10,270                103          .04

                                                                                            ------       -----



Federal Agency Discount Notes - 0.51%

Federal Home Loan Bank 5.54% due 02/07/96                           $1,200                  1,193        .51

                                                                                            ------       -----



Non-U.S. Currency - 1.95%

Chilean peso                                                                       CHP1,843,955   4,542        1.95


                                                                                            ------       -----



TOTAL SHORT-TERM SECURITIES(cost: $20,053,000)                                              18,774       8.06

                                                                                            ------       -----



TOTAL INVESTMENT SECURITIES (cost: $190,633,000)                                            232,577      99.89

Excess of  cash and receivables over liabilities                                            254          .11

                                                                                            --------     ----------

NET ASSETS                                                                                  $232,831     100.00%

                                                                                            ========     ==========




(1) Purchased in a private placement transaction; resale to the public may require registration and no right to demand registration under U.S. law exists. As of December 31, 1995, the total market value and cost of such securities was $22,452,000 and $23,910,000 respectively, and the market value represented
9.64% of net assets.
(2) Non-income-producing securities.
(3) Unfunded capital commitments represent binding commitments made by the fund which may be paid in the future.
(4) Coupon rate may change periodically.
(5) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.
(6) Security is currently in default.
(7) Participation interests were acquired through the financial institution indicated parenthetically.

Non-U.S. currency symbols:
ARP - Argentine peso
R$  - Brazilian real
CHP - Chilean peso
MXP - Mexican peso

See Notes to Financial Statements

NEW WORLD INVESTMENT FUND

Equity - type securities added to the portfolio since June 30, 1995
---------------------------------------------------------------------
Banco del Sud
Corporacion Geo
Dixie-TOGA,
Enersis
Lojas Arapua
Molinos Rio de la Plata
Siderca

Equity - type securities eliminated from the portfolio since June 30, 1995
------------------------------------------------------------------------
Aracruz Celulose
Banco de Credito del Peru*
Bca Quadrum
Compania Cervecerias Unidas
Compania de Telecomunicaciones de Chile
Corticeira Amorim-Sociedad Gestora de
Participacoes Socais
Ericsson do Brazil Comercio e Industria
Gruma
Philippine National Bank
Tolmex
YPF

*Banco de Creditodel Peru shares were exchanged for holding in Credicorp Ltd.

NEW WORLD INVESTMENT FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995 (DOLLARS IN THOUSANDS) (UNAUDITED)


Assets:

Investment securities at market (cost:    $190,633)

                                                                                 $232,577

Cash                                                                             148

Receivables for--

Sales of investments                                   $2,669

Dividends and accrued interest                         1,582                     4,251

                                                       -------                   -------

                                                                                 236,976

Liabilities:                                                                     -------

Non-U.S. taxes payable                                                           1,360

Payables for--

Purchases of investments                               924

Unfunded capital commitments                           1,531

Management services                                    175

Accrued expenses                                       155                       2,785

                                                       -------                   -------

                                                                                 4,145

                                                                                 -------

Net Assets at December 31, 1995 --

Equivalent to $19.08 per share on

  12,205,648 shares of beneficial interest

  issued and outstanding, par value $0.001

  per share; unlimited shares authorized                                         $232,831

                                                                                 ========

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (DOLLARS IN THOUSANDS)(UNAUDITED)


Investment Income:

Income:

Dividends                                              $1,723

Interest                                               2,248                     $3,971

                                                       -------

Expenses:

Management services fee                                1,117

Custodian fee                                          155

Auditing and legal fees                                43

Reports to shareholders                                3

Registration statement and prospectus                  26

Taxes other than federal

Income tax                                             1

Other expenses                                         75                        1,420

                                                       -------                   -------

Income before non-U.S. taxes                                                     2,551

Non-U.S. taxes                                                                   (150)

Net investment income                                                            2,401

                                                                                 -------

Realized Gain and Unrealized Appreciation on

  Investments:

Realized gain before non-U.S. taxes                    3,043

Non-U.S. taxes                                         (190)

                                                       -------

Net realized gain                                                                2,853

Net change in unrealized appreciation:

Beginning of period                                    41,534

End of period                                          41,832

                                                       -------

Net unrealized appreciation                            298

Decrease in unrealized Non-U.S. taxes                  674                       972

                                                       -------                   -------

Net realized gain and unrealized appreciation

  on investments                                                                 3,825

                                                                                 -------

Net Increase in Net Assets Resulting from        Operations

                                                                                 6,226

                                                                                 =======



STATEMENT OF CHANGES IN NET ASSETS (DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------


                                                       Six Months Ended          Year Ended
                                                       December 31,1995*         June 30,1995





                                                       ----------------------------------

Operations:

Net investment income                                  $2,401                    $4,566

Net realized gain on investments                       2,853                     48,589

Net unrealized appreciation (depreciation)on investments

                                                       972                       (94,235)

                                                       -------                   --------

Net increase (decrease) in net assets resulting from operations

                                                       6,226                     (41,080)

                                                       -------                   --------

Dividends and Distributions Paid to Shareholders:



Dividends from net investment income                   -                         (366)

Distributions from net realized gain on investments

                                                       (6,979)                   (89,986)

                                                       -------                   --------

Total dividends and distributions                      (6,979)                   (90,352)

                                                       -------                   --------

Capital Share Transactions:

Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments:  377,428 and 3,415,584 shares,

  respectively





                                                       6,979                     90,342

Cost of shares repurchased:  760,273 and  595,821 shares, respectively


                                                       (15,839)                  (21,892)

                                                       --------                  --------

Net increase (decrease) in net assets resulting from capital share transactions


                                                       (8,860)                   68,450

                                                       --------                  --------

Total Decrease in Net Assets                           (9,613)                   (62,982)

Net Assets:

Beginning of period                                    242,444                   305,426

                                                       --------                  --------

End of period (including excess of distributions net investments income:

$1,403 and $3,784,respectively)



                                                       $232,831                  $242,444

                                                       ========                  ========


*Unaudited

 See Notes to Financial Statements

 Notes to Financial Statements

1. New World Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, nondiversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale), or which are not deemed to represent market value, are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Investment securities, cash balances, and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions.

Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $155,000 includes $2,500 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

     Dividend income, and interest income, net realized gain, and net unrealized gain of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $41,273,000, net of accumulated deferred taxes totaling $671,000 on net unrealized appreciation of Chilean securities, of which $68,796,000 related to appreciated securities and $27,523,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended December 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $190,633,000 at December 31, 1995.

4. The fee of $1,117,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets, plus 0.80% of such assets in excess of $400 million. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of December 31, 1995, accumulated undistributed net realized gain on investments was $1,032,000 and additional paid-in capital was $192,029,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $36,095,000 and $44,766,000, respectively, during the six months ended December 31, 1995.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended December 31, 1995, such non-U.S. taxes were $152,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $3,000 for the six months ended December 31, 1995.

NEW WORLD INVESTMENT FUND

PER-SHARE DATA AND RATIOS

                                                                        Year ended June 30


                                             Six Months Ended           -----------------------------------


                                             December 31, 1995(1)       1995         1994          1993          1992

                                             ---------------------      -----------------------------------


Net Asset Value, Beginning of Period         $19.26                     $31.27       $24.89        $20.98        $17.79

                                             -------                    -------      -------       -------       -------

Income from Investment Operations:

 Net investment income                       0.19                       .43          .50           .37           .41

 Net realized and unrealized gains

  (losses) on investments before

  non-U.S. taxes                             0.27                       (2.49)       8.83          5.59          4.38

 Non-U.S. taxes                              (0.05)                     (.10)        (.50)         (.01)         (.20)

                                             -------                    -------      -------       -------       -------

  Total income (loss) from investment

   operations                                .41                        (2.16)       8.83          5.95          4.59

                                             -------                    -------      -------       -------       -------

Less Distributions:

 Dividends from net investment

  income                                     -                          (.04)        (.21)         -             (.46)

 Distributions from net realized
  gains

                                             (.59)                      (9.81)       (2.24)        (2.04)        (.94)

                                             -------                    -------      -------       -------       -------

  Total distributions                        (.59)                      (9.85)       (2.45)        (2.04)        (1.40)

                                             -------                    -------      -------       -------       -------

Net Asset Value, End of Period               19.08                      19.26        31.27         24.89         20.98

                                             =======                    =======      =======       =======       =======



Total Return                                 2.23% (2)                  (15.47%)     35.97%        31.28%        26.57%



Ratios/Supplemental Data:
Net assets, end of period
 (in millions)



                                             $233                       $242         $305          $212          $180

Ratio of expenses to average

 net assets                                  0.60% (2)                  1.27%        1.36%         1.40%         1.53%

Ratio of expenses and non-U.S.

 taxes to average net assets                 0.67% (2)                  1.40%        1.50%         1.62%         1.71%

Ratio of net income to average

 net assets                                  1.02% (2)                  1.58%        1.43%         1.70%         1.92%

Portfolio turnover rate                      16.54% (2)                 44.19%       21.47%        17.23%        21.66%


1 Unaudited

2 These ratios are based on operations for the period shown and, accordingly, are not representative of a full year's operations.

NEW WORLD INVESTMENT FUND

BOARD OF TRUSTEES

Nancy Englander, Los Angeles, California
Chairman of the Board of the fund
Senior Vice President,
Capital International, Inc.

David I. Fisher, Los Angeles, California
President of the fund
Chairman of the Board,
The Capital Group Companies, Inc.

Marinus W. Keijzer, Zeist, Netherlands
Chief Economist and Strategist, Pensioenfonds PGGM

Hugh G. Lynch, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

Teresa E. Martini, Berkeley Heights, New Jersey
Vice President, Public Equities
AT&T Investment Management Corporation

James K. Peterson, Stamford, Connecticut
Director of Investment Management,
IBM Corporation

OTHER OFFICERS
Midori Aoki, New York, New York
Vice President of the fund
Vice President, Capital International, Inc.

Roberta A. Conroy, Los Angeles, California
Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

Steven N. Kearsley, Brea, California
Vice President of the fund
Vice President and Treasurer,
Capital Research and Management Company

Victor D. Kohn, Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research International, Inc.

Robert W. Lovelace, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

Shaw B. Wagener, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital International, Inc.

Michael A. Felix, Brea, California
Treasurer of the fund
Vice President, Capital International, Inc.

Vincent P. Corti, Los Angeles, California
Assistant Secretary of the fund
Vice President-Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL INTERNATIONAL, INC. 11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92621-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Dechert Price & Rhoads
1500 K Street N.W.
Washington, D.C. 20005-1208

This report is for the information of shareholders of New World Investment Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  DT/SOS/2893

(c) 1996 New World Investment Fund
Lit No. NWIF-013-0296 (NLS)